UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 23, 20 20 (March 23, 2020)

GENERAL DYNAMICS CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-3671	13-1673581
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11011 Sunset Hills Road, Reston, Virginia	20190
(Address of Principal Executive Offices)	(Zip Code)

(703) 876-3000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

Supplemental Risk Factor

General Dynamics Corporation (the “Corporation”) is supplementing the risk factors set out under “Item 1A. Risk Factors” in its Annual Report on Form 10-K for the fiscal year ended December 31, 2019 filed on February 10, 2020 (the “Form 10-K”) with the additional risk factor set out below, which the Corporation included in a preliminary prospectus supplement filed on March 23, 2020 in connection with an offering of debt securities. The risk factor below should be read in conjunction with the other risk factors set out in the Form 10-K.

Our business could be negatively impacted by the recent Coronavirus (“COVID-19”) outbreak or other similar outbreaks.

The recent outbreak of COVID-19, and any other outbreaks of contagious diseases or other adverse public health developments in countries where we operate or our customers are located, could have a negative effect on our business, results of operations and financial condition. These effects could include disruptions or restrictions on our employees’ ability to work effectively, as well as temporary closures of our facilities or the facilities of our customers or suppliers. This could affect our performance on our contracts. Resulting cost increases may not be fully recoverable or adequately covered by insurance, which could impact our profitability. In addition, the outbreak of COVID-19 has resulted in a widespread health crisis that is adversely affecting the economies and financial markets of many countries, which could result in an economic downturn that may negatively affect demand for our products. The extent to which COVID-19 could impact our business, results of operations and financial condition is highly uncertain and will depend on future developments. Such developments may include the geographic spread and duration of the virus, the severity of the disease and the actions that may be taken by various governmental authorities and other third parties in response to the outbreak.

Credit Facility Extensions

In March 2020, we amended two of our credit facilities to, among other things, extend their expiration dates. Our $2 billion 364-day facility now expires in March 2021 and our $1 billion multi-year credit facility now expires in March 2025. Our third credit facility – a $2 billion multi-year credit facility – has not been amended and its expiration remains in March 2023. We have these committed bank credit facilities for general corporate purposes and working capital needs and to support our commercial paper issuances. Our credit facilities are guaranteed by several of our 100%-owned subsidiaries.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL DYNAMICS CORPORATION

	by	/s/ Gregory S. Gallopoulos
Gregory S. Gallopoulos
Senior Vice President, General Counsel and Secretary

Dated: March 23, 2020		(Authorized Officer)